STEPSTONE GROUP REPORTS FIRST QUARTER FISCAL YEAR 2024 RESULTS
NEW YORK, August 3, 2023 – StepStone Group Inc. (Nasdaq: STEP), a global private markets investment firm focused on providing customized investment solutions and advisory and data services, today reported results for the quarter ended June 30, 2023. This represents results for the first quarter of the fiscal year ending March 31, 2024. The Board of Directors of the Company has declared a quarterly cash dividend of $0.21 per share of Class A common stock, payable on September 15, 2023, to the holders of record as of the close of business on August 31, 2023.
StepStone issued a full detailed presentation of its first quarter fiscal 2024 results, which can be accessed by visiting the Company’s website at https://shareholders.stepstonegroup.com or by clicking here.
Webcast and Earnings Conference Call
Management will host a webcast and conference call on Thursday, August 3, 2023 at 5:00 pm ET to discuss the Company’s results for the first quarter of the fiscal year ending March 31, 2024. The conference call will also be made available on the Shareholders section of the Company's website at https://shareholders.stepstonegroup.com/. To listen to a live broadcast, go to the site at least 15 minutes prior to the scheduled start time to register.
The conference call can be accessed by dialing 1-888-886-7786 (United States) or 1-416-764-8658 (international).
Replay
A replay of the call will be available approximately two hours after the live event. To access the replay, dial 1-844-512-2921 (United States) or 1-412-317-6671 (international) and use the PIN 16493363. This replay option will be available through August 17, 2023. The replay can also be accessed on the Shareholders section of the Company's website at https://shareholders.stepstonegroup.com.
About StepStone
StepStone Group Inc. (Nasdaq: STEP) is a global private markets investment firm focused on providing customized investment solutions and advisory, data and administrative services to its clients. As of June 30, 2023, StepStone was responsible for approximately $640 billion of total capital, including $143 billion of assets under management. StepStone's clients include some of the world's largest public and private defined benefit and defined contribution pension funds, sovereign wealth funds and insurance companies, as well as prominent endowments, foundations, family offices and private wealth clients, which include high-net-worth and mass affluent individuals. StepStone partners with its clients to develop and build private markets portfolios designed to meet their specific objectives across the private equity, infrastructure, private debt and real estate asset classes.
Forward-Looking Statements
Some of the statements in this release may constitute “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, Section 21E of the Securities Exchange Act of 1934 and the Private Securities Litigation Reform Act of 1995. All statements other than statements of historical fact are forward-looking. Words such as “anticipate,” “believe,” “continue,” “estimate,” “expect,” “future,” “intend,” “may,” “plan” and “will” and similar expressions identify forward-looking statements. Forward-looking statements reflect management’s current plans, estimates and expectations and are inherently uncertain. The inclusion of any forward-looking information in this release should not be regarded as a representation that the future plans, estimates or expectations contemplated will be achieved. Forward-looking statements are subject to various risks, uncertainties and assumptions. Important factors that could cause actual results to differ materially from those in forward-looking statements include, but are not limited to, global and domestic market and business conditions, successful execution of business and growth strategies and regulatory factors relevant to our business, as well as assumptions relating to our operations, financial results, financial condition, business prospects, growth strategy and liquidity and the risks and uncertainties described in greater detail under the “Risk Factors” section of our annual report on Form 10-K filed with the U.S. Securities and Exchange Commission on May 26, 2023, as such factors may be updated from time to time. We undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, except as may be required by law.
Non-GAAP Financial Measures
To supplement our consolidated financial statements, which are prepared and presented in accordance with generally accepted accounting principles in the United States (“GAAP”), we use the following non-GAAP financial measures: adjusted revenues, adjusted net income (on both a pre-tax and after-tax basis), adjusted net income per share, fee-related earnings and fee-related earnings margin. We have provided this non-GAAP financial information, which is not calculated or presented in accordance with GAAP, as information supplemental and in addition to the financial measures presented in this earnings release that are calculated and presented in accordance with GAAP. Such non-GAAP financial measures should not be considered superior to, as a substitute for or alternative to, and should be considered in conjunction with, the GAAP financial measures presented in this earnings release. The presentation of these measures should not be construed as an inference that our future results will be unaffected by unusual or non-recurring items. In addition, the non-GAAP financial measures in this earnings release may not be comparable to similarly titled measures used by other companies in our industry or across different industries. For definitions of these non-GAAP measures and reconciliations to applicable GAAP measures, please see the section titled “Non-GAAP Financial Measures: Definitions and Reconciliations.”

Financial Highlights and Key Business Drivers/Operating Metrics

	Three Months Ended					Percentage Change
(in thousands, except share and per share amounts and where noted)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	vs. FQ1'23
Financial Highlights
GAAP Results
Management and advisory fees, net	$116,732	$119,121	$128,753	$132,573	$138,115	18%
Total revenues	(77,218)	(158,495)	(4,235)	172,374	178,011	na
Net income (loss)	(21,471)	(67,065)	(13,555)	56,816	49,446	na
Net income (loss) per share of Class A common stock:
Basic	$(0.18)	$(0.48)	$(0.11)	$0.46	$0.34	na
Diluted	$(0.18)	$(0.48)	$(0.11)	$0.46	$0.34	na
Weighted-average shares of Class A common stock:
Basic	61,144,139	61,407,834	62,192,899	62,805,788	62,834,818	3%
Diluted	61,144,139	61,407,834	62,192,899	65,831,409	65,739,470	8%
Quarterly dividend per share of Class A common stock(1)	$0.20	$0.20	$0.20	$0.20	$0.20	—%
Supplemental dividend per share of Class A common stock(1)	$—	$—	$—	$—	$0.25	na
Accrued carried interest allocations	1,366,314	1,189,323	1,126,386	1,227,173	1,277,783	(6)%

Non-GAAP Results(2)
Management and advisory fees, net(3)	$116,732	$119,121	$128,753	$132,720	$138,301	18%
Adjusted revenues	190,339	150,638	148,053	152,940	152,780	(20)%
Fee-related earnings (“FRE”)	36,617	39,044	42,701	37,796	44,402	21%
Fee-related earnings margin(4)	31%	33%	33%	28%	32%
Gross realized performance fees	73,607	31,517	19,300	20,220	14,479	(80)%
Adjusted net income (“ANI”)	47,134	37,261	31,153	27,115	29,388	(38)%
Adjusted weighted-average shares	114,466,962	114,606,326	114,651,163	114,765,635	114,673,696	—%
ANI per share	$0.41	$0.33	$0.27	$0.24	$0.26	(37)%

Key Business Drivers/Operating Metrics (in billions)
Assets under management (“AUM”)(5)	$136.5	$135.0	$134.0	$138.4	$142.6	4%
Assets under advisement (“AUA”)(5)	451.9	466.7	468.0	482.2	497.0	10%
Fee-earning AUM (“FEAUM”)	78.6	80.1	83.0	85.4	87.4	11%
Undeployed fee-earning capital (“UFEC”)	17.1	16.5	14.0	15.7	16.9	(1)%
_______________________________
(1)Dividends paid, as reported in this table, relate to the preceding quarterly period in which they were earned.
(2)Adjusted revenues, fee-related earnings, fee-related earnings margin, adjusted net income, adjusted weighted-average shares and ANI per share are non-GAAP measures. See the definitions of these measures and reconciliations to the respective, most comparable GAAP measures under “Non-GAAP Financial Measures: Definitions and Reconciliations.”
(3)Excludes the impact of consolidating the Consolidated Funds. See reconciliation of GAAP measures to adjusted measures that follows.
(4)Fee-related earnings margin is calculated by dividing fee-related earnings by management and advisory fees, net.
(5)AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.

StepStone Group Inc.
GAAP Condensed Consolidated Balance Sheets (Unaudited)
(in thousands, except share and per share amounts)

	As of
	June 30, 2023	March 31, 2023
Assets
Cash and cash equivalents	$91,733	$102,565
Restricted cash	699	955
Fees and accounts receivable	46,091	44,450
Due from affiliates	62,365	54,322
Investments:
Investments in funds	122,149	115,187
Accrued carried interest allocations	1,277,783	1,227,173
Legacy Greenspring investments in funds and accrued carried interest allocations(1)	745,586	770,652
Deferred income tax assets	38,910	44,358
Lease right-of-use assets, net	100,531	101,130
Other assets and receivables	44,889	44,060
Intangibles, net	343,983	354,645
Goodwill	580,542	580,542
Assets of Consolidated Funds:
Cash and cash equivalents	35,497	25,997
Investments, at fair value	39,188	30,595
Other assets	836	772
Total assets	$3,530,782	$3,497,403
Liabilities and stockholders’ equity
Accounts payable, accrued expenses and other liabilities	$91,322	$89,396
Accrued compensation and benefits	92,521	66,614
Accrued carried interest-related compensation	668,704	644,517
Legacy Greenspring accrued carried interest-related compensation(1)	593,670	617,994
Due to affiliates	199,407	205,424
Lease liabilities	116,175	121,224
Debt obligations	98,468	98,351
Liabilities of Consolidated Funds:
Other liabilities	354	566
Total liabilities	1,860,621	1,844,086
Redeemable non-controlling interests in Consolidated Funds	41,618	24,530
Stockholders’ equity:
Class A common stock, $0.001 par value, 650,000,000 authorized; 62,834,871 and 62,834,791 issued and outstanding as of June 30, 2023 and March 31, 2023, respectively	63	63
Class B common stock, $0.001 par value, 125,000,000 authorized; 46,420,141 and 46,420,141 issued and outstanding as of June 30, 2023 and March 31, 2023, respectively	46	46
Additional paid-in capital	612,799	610,567
Retained earnings	152,612	160,430
Accumulated other comprehensive income	439	461
Total StepStone Group Inc. stockholders’ equity	765,959	771,567
Non-controlling interests in subsidiaries	37,678	36,380
Non-controlling interests in legacy Greenspring entities(1)	151,916	152,658
Non-controlling interests in the Partnership	672,990	668,182
Total stockholders’ equity	1,628,543	1,628,787
Total liabilities and stockholders’ equity	$3,530,782	$3,497,403
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

StepStone Group Inc.
GAAP Condensed Consolidated Statements of Income (Loss) (Unaudited)
(in thousands, except share and per share amounts)

	Three Months Ended June 30,
	2023	2022
Revenues
Management and advisory fees, net	$138,115	$116,732
Performance fees:
Incentive fees	6	—
Carried interest allocations:
Realized	14,473	73,607
Unrealized	49,364	(113,950)
Total carried interest allocations	63,837	(40,343)
Legacy Greenspring carried interest allocations(1)	(23,947)	(153,607)
Total revenues	178,011	(77,218)
Expenses
Compensation and benefits:
Cash-based compensation	70,081	60,061
Equity-based compensation	8,472	3,714
Performance fee-related compensation:
Realized	9,102	41,735
Unrealized	24,211	(54,553)
Total performance fee-related compensation	33,313	(12,818)
Legacy Greenspring performance fee-related compensation(1)	(23,947)	(153,607)
Total compensation and benefits	87,919	(102,650)
General, administrative and other	33,277	34,232
Total expenses	121,196	(68,418)
Other income (expense)
Investment income (loss)	3,086	(1,101)
Legacy Greenspring investment loss(1)	(2,866)	(8,604)
Investment income of Consolidated Funds	2,362	—
Interest income	431	11
Interest expense	(2,012)	(587)
Other income (loss)	227	(1,104)
Total other income (expense)	1,228	(11,385)
Income (loss) before income tax	58,043	(20,185)
Income tax expense	8,597	1,286
Net income (loss)	49,446	(21,471)
Less: Net income attributable to non-controlling interests in subsidiaries	9,630	7,571
Less: Net loss attributable to non-controlling interests in legacy Greenspring entities(1)	(2,866)	(8,604)
Less: Net income (loss) attributable to non-controlling interests in the Partnership	19,860	(9,398)
Less: Net income attributable to redeemable non-controlling interests in Consolidated Funds	1,553	—
Net income (loss) attributable to StepStone Group Inc.	$21,269	$(11,040)
Net income (loss) per share of Class A common stock:
Basic	$0.34	$(0.18)
Diluted	$0.34	$(0.18)
Weighted-average shares of Class A common stock:
Basic	62,834,818	61,144,139
Diluted	65,739,470	61,144,139
(1)Reflects amounts attributable to consolidated VIEs for which the Company did not acquire any direct economic interests.

Non-GAAP Financial Measures: Definitions and Reconciliations
Management and Advisory Fees, Net
The following table presents the components of adjusted management and advisory fees, net.

	Three Months Ended
(in thousands)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Focused commingled funds(1)	$52,742	$51,553	$60,680	$62,093	$67,119
Separately managed accounts	50,460	52,179	53,515	54,033	55,744
Advisory and other services	12,984	13,788	13,926	15,546	14,101
Fund reimbursement revenues(1)	546	1,601	632	1,048	1,337
Management and advisory fees, net	$116,732	$119,121	$128,753	$132,720	$138,301
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
Adjusted Revenues
Adjusted revenues represents the components of revenues used in the determination of ANI and comprise net management and advisory fees, incentive fees (including the deferred portion) and realized carried interest allocations. We believe adjusted revenues is useful to investors because it presents a measure of realized revenues.
The table below shows a reconciliation of revenues to adjusted revenues.

	Three Months Ended
(in thousands)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Total revenues	$(77,218)	$(158,495)	$(4,235)	$172,374	$178,011
Unrealized carried interest allocations	113,950	176,778	63,367	(100,753)	(49,364)
Deferred incentive fees	—	3,683	—	209	—
Legacy Greenspring carried interest allocations	153,607	128,672	88,921	80,963	23,947
Management and advisory fee revenues for the Consolidated Funds(1)	—	—	—	147	186
Adjusted revenues	$190,339	$150,638	$148,053	$152,940	$152,780
_______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.

The table below shows a reconciliation of GAAP measures to additional non-GAAP measures. We use the non-GAAP measures presented below as components when calculating ANI and FRE.

	Three Months Ended
(in thousands)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
GAAP management and advisory fees, net	$116,732	$119,121	$128,753	$132,573	$138,115
Management and advisory fee revenues for the Consolidated Funds(1)	—	—	—	147	186
Management and advisory fees, net	$116,732	$119,121	$128,753	$132,720	$138,301

GAAP cash-based compensation	$60,061	$59,501	$62,628	$69,990	$70,081
Adjustments(2)	(691)	(740)	(520)	(653)	(531)
Adjusted cash-based compensation	$59,370	$58,761	$62,108	$69,337	$69,550

GAAP equity-based compensation	$3,714	$3,783	$8,108	$9,335	$8,472
Adjustments(3)	(3,071)	(3,125)	(7,444)	(8,274)	(7,171)
Adjusted equity-based compensation	$643	$658	$664	$1,061	$1,301

GAAP general, administrative and other	$34,232	$33,733	$43,582	$35,612	$33,277
Adjustments(4)	(14,130)	(13,075)	(20,302)	(11,086)	(10,229)
Adjusted general, administrative and other	$20,102	$20,658	$23,280	$24,526	$23,048

GAAP interest income	$11	$356	$701	$853	$431
Interest income earned by the Consolidated Funds(5)	—	—	—	(195)	(244)
Non-GAAP interest income	$11	$356	$701	$658	$187

GAAP other income (loss)	$(1,104)	$(634)	$358	$(40)	$227
Adjustments(6)	—	—	—	86	(376)
Adjusted other income (loss)	$(1,104)	$(634)	$358	$46	$(149)
______________________________
(1)Reflects the add-back of management and advisory fee revenues for the Consolidated Funds, which have been eliminated in consolidation.
(2)Reflects the removal of severance and compensation paid to certain employees as part of an acquisition earn-out.
(3)Reflects the removal of equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in connection with the Private Wealth Transaction.
(4)Reflects the removal of lease remeasurement adjustments, accelerated depreciation of leasehold improvements for changes in lease terms, amortization of intangibles, transaction-related costs and other non-core operating income and expenses.
(5)Reflects the removal of interest income earned by the Consolidated Funds.
(6)Reflects the removal of amounts for Tax Receivable Agreements adjustments recognized as other income (loss) and the removal of the impact of consolidation of the Consolidated Funds.

Adjusted Net Income
Adjusted net income, or “ANI”, is a non-GAAP performance measure that we present on a pre-tax and after-tax basis used to evaluate profitability. ANI represents the after-tax net realized income attributable to us. The components of revenues used in the determination of ANI (“adjusted revenues”) comprise net management and advisory fees, incentive fees (including the deferred portion) and realized carried interest allocations. In addition, ANI excludes: (a) unrealized carried interest allocation revenues and related compensation, (b) unrealized investment income or loss, (c) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in connection with the Private Wealth Transaction, (d) amortization of intangibles and (e) certain other items that we believe are not indicative of our core operating performance, including charges associated with acquisitions and corporate transactions, contract terminations and employee severance. ANI does not reflect legacy Greenspring carried interest allocation revenues, legacy Greenspring carried interest-related compensation and legacy Greenspring investment income as none of the economics are attributable to us. ANI is income before taxes fully taxed at our blended statutory rate. We believe ANI and adjusted revenues are useful to investors because they enable investors to evaluate the performance of our business across reporting periods.
Fee-Related Earnings
Fee-related earnings, or “FRE”, is a non-GAAP performance measure used to monitor our baseline earnings from recurring management and advisory fees. FRE is a component of ANI and comprises net adjusted management and advisory fees, less adjusted expenses which are operating expenses other than (a) performance fee-related compensation, (b) equity-based compensation for awards granted prior to and in connection with our IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in connection with the Private Wealth Transaction, (c) amortization of intangibles, and (d) certain other items that we believe are not indicative of our core operating performance, including charges associated with acquisitions and corporate transactions, contract terminations and employee severance. FRE is presented before income taxes. We believe FRE is useful to investors because it provides additional insight into the operating profitability of our business and our ability to cover direct base compensation and operating expenses from total fee revenue.
Fee-Related Earnings Margin
Fee-related earnings margin is a non-GAAP performance measure which is calculated by dividing fee-related earnings by management and advisory fees, net. We believe fee-related earnings margin is an important measure of profitability on revenues that are largely recurring by nature. We believe fee-related earnings margin is useful to investors because it enables them to better evaluate the operating profitability of our business across periods.
The table below shows a reconciliation of fee-related earnings to fee-related earnings margin.

	Three Months Ended
(in thousands)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Fee-related earnings	$36,617	$39,044	$42,701	$37,796	$44,402
Management and advisory fees, net	116,732	119,121	128,753	132,720	138,301
Fee-related earnings margin	31%	33%	33%	28%	32%

Gross Realized Performance Fees
Gross realized performance fees represents realized carried interest allocations and incentive fees, including the deferred portion and excluding legacy Greenspring entities. We believe gross realized performance fees is useful to investors because it presents the total performance fees realized by us.
Net Realized Performance Fees
Net realized performance fees represents gross realized performance fees, less realized performance fee-related compensation and excluding legacy Greenspring entities. We believe net realized performance fees is useful to investors because it presents the performance fees attributable to us, net of amounts paid to employees as performance fee-related compensation.
The table below shows a reconciliation of realized performance fees to gross and net realized performance fees.

	Three Months Ended
(in thousands)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Realized carried interest allocations(1)	$73,607	$22,469	$16,320	$18,693	$14,473
Incentive fees	—	5,365	2,980	1,318	6
Deferred incentive fees	—	3,683	—	209	—
Gross realized performance fees	73,607	31,517	19,300	20,220	14,479
Realized performance fee-related compensation(1)	(41,735)	(13,630)	(11,726)	(12,755)	(9,102)
Net realized performance fees	$31,872	$17,887	$7,574	$7,465	$5,377
_______________________________
(1)Excludes legacy Greenspring entities.

The table below shows a reconciliation of income (loss) before income tax to ANI and FRE.

	Three Months Ended
(in thousands)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Income (loss) before income tax	$(20,185)	(74,487)	$(14,287)	$67,505	$58,043
Net income attributable to non-controlling interests in subsidiaries(1)	(8,116)	(9,985)	(10,802)	(10,151)	(10,540)
Net loss attributable to non-controlling interests in legacy Greenspring entities	8,604	15,357	8,966	11,148	2,866
Unrealized carried interest allocations	113,950	176,778	63,367	(100,753)	(49,364)
Unrealized performance fee-related compensation	(54,553)	(86,126)	(31,875)	53,515	24,211
Unrealized investment (income) loss	3,070	5,795	1,354	(2,207)	(2,529)
Impact of Consolidated Funds	—	—	(4,895)	(4,002)	(2,647)
Deferred incentive fees	—	3,683	—	209	—
Equity-based compensation(2)	3,071	3,125	7,444	8,274	7,171
Amortization of intangibles	10,871	10,870	10,870	10,870	10,661
Tax Receivable Agreements adjustments through earnings	—	—	—	(244)	—
Non-core items(3)	3,950	2,945	9,952	733	(50)
Pre-tax adjusted net income	60,662	47,955	40,094	34,897	37,822
Income taxes(4)	(13,528)	(10,694)	(8,941)	(7,782)	(8,434)
Adjusted net income	47,134	37,261	31,153	27,115	29,388
Income taxes(4)	13,528	10,694	8,941	7,782	8,434
Realized carried interest allocations	(73,607)	(22,469)	(16,320)	(18,693)	(14,473)
Realized performance fee-related compensation(5)	41,735	13,630	11,726	12,755	9,102
Realized investment income	(1,969)	(2,104)	(673)	(757)	(557)
Incentive fees	—	(5,365)	(2,980)	(1,318)	(6)
Deferred incentive fees	—	(3,683)	—	(209)	—
Non-GAAP interest income(6)	(11)	(356)	(701)	(658)	(187)
Interest expense	587	817	1,111	1,674	2,012
Adjusted other (income) loss(6)(7)	1,104	634	(358)	(46)	149
Net income attributable to non-controlling interests in subsidiaries(1)	8,116	9,985	10,802	10,151	10,540
Fee-related earnings	$36,617	$39,044	$42,701	$37,796	$44,402
_______________________________
(1)Reflects the portion of pre-tax adjusted net income of our subsidiaries attributable to non-controlling interests:

	Three Months Ended
(in thousands)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Fee-related earnings attributable to non-controlling interests in subsidiaries	$8,514	$10,149	$10,167	$9,843	$10,534
Non fee-related earnings (losses) attributable to non-controlling interests in subsidiaries	(398)	(164)	635	308	6
Net income attributable to non-controlling interests in subsidiaries	$8,116	$9,985	$10,802	$10,151	$10,540
(2)Reflects equity-based compensation for awards granted prior to and in connection with the IPO, profits interests issued by our non-wholly owned subsidiaries, and unrealized mark-to-market changes in the fair value of the profits interests issued in connection with the Private Wealth Transaction.

(3)Includes (income) expense related to the following non-core operating income and expenses:

	Three Months Ended
(in thousands)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Transaction costs	$3	$—	$6,812	$38	$37
Lease remeasurement adjustments	—	(2,709)	—	—	—
Accelerated depreciation of leasehold improvements for changes in lease terms	—	210	631	631	631
Severance costs	44	134	42	73	—
(Gain) loss on change in fair value for contingent consideration obligation	3,256	4,704	1,989	(588)	(1,249)
Compensation paid to certain employees as part of an acquisition earn-out	647	606	478	579	531
Total non-core operating income and expenses	$3,950	$2,945	$9,952	$733	$(50)
(4)Represents corporate income taxes at a blended statutory rate applied to pre-tax adjusted net income:

	Three Months Ended
	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Federal statutory rate	21.0%	21.0%	21.0%	21.0%	21.0%
Combined state, local and foreign rate	1.3%	1.3%	1.3%	1.3%	1.3%
Blended statutory rate	22.3%	22.3%	22.3%	22.3%	22.3%
(5)Includes carried interest-related compensation expense related to the portion of net carried interest allocation revenue attributable to equity holders of the Company’s consolidated subsidiaries that are not 100% owned:

	Three Months Ended
(in thousands)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Realized carried interest-related compensation	$4,397	$2,412	$2,208	$2,358	$2,189
(6)Excludes the impact of consolidating the Consolidated Funds.
(7)Excludes amounts for Tax Receivable Agreements adjustments recognized as other income (loss) ($244 thousand for the three months ended March 31, 2023).

Adjusted Net Income Per Share
ANI per share measures our per-share earnings assuming all Class B units and Class C units in the Partnership were exchanged for Class A common stock in SSG, including the dilutive impact of outstanding equity-based awards. ANI per share is calculated as ANI divided by adjusted shares outstanding. We believe ANI per share is useful to investors because it enables them to better evaluate per-share operating performance across reporting periods.
The following table shows a reconciliation of diluted weighted-average shares of Class A common stock outstanding to adjusted shares outstanding used in the computation of ANI per share.

	Three Months Ended
	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023
Adjusted net income	$47,134	$37,261	$31,153	$27,115	$29,388

Weighted-average shares of Class A common stock outstanding – Basic	61,144,139	61,407,834	62,192,899	62,805,788	62,834,818
Assumed vesting of RSUs	798,326	913,479	457,818	524,576	400,034
Assumed vesting and exchange of Class B2 units	2,448,833	2,466,194	2,486,197	2,501,045	2,504,618
Exchange of Class B units in the Partnership(1)	47,146,840	46,889,995	46,662,062	46,420,141	46,420,141
Exchange of Class C units in the Partnership(2)	2,928,824	2,928,824	2,852,187	2,514,085	2,514,085
Adjusted shares	114,466,962	114,606,326	114,651,163	114,765,635	114,673,696

Adjusted net income per share	$0.41	$0.33	$0.27	$0.24	$0.26
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(1)Assumes the full exchange of Class B units in the Partnership for Class A common stock of SSG pursuant to the Class B Exchange Agreement.
(2)Assumes the full exchange of Class C units in the Partnership for Class A common stock of SSG pursuant to the Class C Exchange Agreement.

Key Operating Metrics
We monitor certain operating metrics that are either common to the asset management industry or that we believe provide important data regarding our business. Refer to the Glossary below for a definition of each of these metrics.
Fee-Earning AUM

	Three Months Ended					Percentage Change
(in millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	vs. FQ1'23
Separately Managed Accounts
Beginning balance	$49,586	$52,198	$52,881	$53,420	$55,345	12%
Contributions(1)	3,371	1,760	2,149	2,378	1,425	(58)%
Distributions(2)	(445)	(588)	(2,178)	(997)	(429)	(4)%
Market value, FX and other(3)	(314)	(489)	568	544	304	na
Ending balance	$52,198	$52,881	$53,420	$55,345	$56,645	9%

Focused Commingled Funds
Beginning balance	$25,587	$26,352	$27,236	$29,565	$30,086	18%
Contributions(1)	1,160	1,139	2,497	713	796	(31)%
Distributions(2)	(382)	(304)	(168)	(308)	(252)	(34)%
Market value, FX and other(3)	(13)	49	—	116	132	na
Ending balance	$26,352	$27,236	$29,565	$30,086	$30,762	17%

Total
Beginning balance	$75,173	$78,550	$80,117	$82,985	$85,431	14%
Contributions(1)	4,531	2,899	4,646	3,091	2,221	(51)%
Distributions(2)	(827)	(892)	(2,346)	(1,305)	(681)	(18)%
Market value, FX and other(3)	(327)	(440)	568	660	436	na
Ending balance	$78,550	$80,117	$82,985	$85,431	$87,407	11%
_______________________________
(1)Contributions consist of new capital commitments that earn fees on committed capital and capital contributions to funds and accounts that earn fees on net invested capital or NAV.
(2)Distributions consist of returns of capital from funds and accounts that pay fees on net invested capital or NAV and reductions in fee-earning AUM from funds that moved from a committed capital to net invested capital fee basis or from funds and accounts that no longer pay fees.
(3)Market value, FX and other primarily consist of changes in market value appreciation (depreciation) for funds that pay on NAV and the effect of foreign exchange rate changes on non-U.S. dollar denominated commitments.

Asset Class Summary

	Three Months Ended					Percentage Change
(in millions)	June 30, 2022	September 30, 2022	December 31, 2022	March 31, 2023	June 30, 2023	vs. FQ1'23
FEAUM
Private equity	$41,944	$42,781	$45,048	$45,766	$46,539	11%
Infrastructure	18,395	18,592	18,314	19,274	19,874	8%
Private debt	12,794	13,377	14,082	14,361	14,865	16%
Real estate	5,417	5,367	5,541	6,030	6,129	13%
Total	$78,550	$80,117	$82,985	$85,431	$87,407	11%

Separately managed accounts	$52,198	$52,881	$53,420	$55,345	$56,645	9%
Focused commingled funds	26,352	27,236	29,565	30,086	30,762	17%
Total	$78,550	$80,117	$82,985	$85,431	$87,407	11%

AUM(1)
Private equity	$75,683	$72,169	$70,868	$71,611	$73,511	(3)%
Infrastructure	26,285	27,749	27,324	27,285	28,521	9%
Private debt	23,631	23,583	24,437	26,592	27,099	15%
Real estate	10,938	11,516	11,372	12,891	13,469	23%
Total	$136,537	$135,017	$134,001	$138,379	$142,600	4%

Separately managed accounts	$79,504	$78,625	$77,797	$82,243	$85,058	7%
Focused commingled funds	44,658	43,928	43,289	43,062	44,389	(1)%
Advisory AUM	12,375	12,464	12,915	13,074	13,153	6%
Total	$136,537	$135,017	$134,001	$138,379	$142,600	4%

Advisory AUA
Private equity	$234,368	$239,640	$239,270	$242,461	$251,880	7%
Infrastructure	45,000	47,538	47,833	50,700	53,593	19%
Private debt	15,661	16,831	16,823	17,362	17,525	12%
Real estate	156,851	162,691	164,072	171,668	173,992	11%
Total	$451,880	$466,700	$467,998	$482,191	$496,990	10%

Total capital responsibility(2)	$588,417	$601,717	$601,999	$620,570	$639,590	9%
_____________________________
Note: Amounts may not sum to total due to rounding. AUM/AUA reflects final data for the prior period, adjusted for net new client account activity through the period presented. Does not include post-period investment valuation or cash activity. Net asset value (“NAV”) data for underlying investments is as of the prior period, as reported by underlying managers up to 100 days, or 115 days at the fiscal year-end, following the prior period end. When NAV data is not available 100 days, or 115 days at the fiscal year-end, following the prior period end, such NAVs are adjusted for cash activity following the last available reported NAV.
(1)Allocation of AUM by asset class is presented by underlying investment asset classification.
(2)Total capital responsibility equals assets under management (AUM) plus assets under advisement (AUA).

Contacts
Shareholder Relations:
Seth Weiss
shareholders@stepstonegroup.com
1-212-351-6106
Media:
Brian Ruby / Chris Gillick, ICR
StepStonePR@icrinc.com
1-203-682-8268

Glossary
Assets under advisement, or “AUA”, consists of client assets for which we do not have full discretion to make investment decisions but play a role in advising the client or monitoring their investments. We generally earn revenue for advisory-related services on a contractual fixed fee basis. Advisory-related services include asset allocation, strategic planning, development of investment policies and guidelines, screening and recommending investments, legal negotiations, monitoring and reporting on investments, and investment manager review and due diligence. Advisory fees vary by client based on the scope of services, investment activity and other factors. Most of our advisory fees are fixed, and therefore, increases or decreases in AUA do not necessarily lead to proportionate changes in revenue.
Our AUA is calculated as the sum of (i) the NAV of client portfolio assets for which we do not have full discretion and (ii) the unfunded commitments of clients to the underlying investments. Our AUA reflects the investment valuations in respect of the underlying investments of our client accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUA does not include post-period investment valuation or cash activity. AUA as of June 30, 2023 reflects final data for the prior period (March 31, 2023), adjusted for net new client account activity through June 30, 2023. NAV data for underlying investments is as of March 31, 2023, as reported by underlying managers up to 100 days following March 31, 2023. When NAV data is not available 100 days following March 31, 2023, such NAVs are adjusted for cash activity following the last available reported NAV.
Assets under management, or “AUM”, primarily reflects the assets associated with our separately managed accounts (“SMAs”) and focused commingled funds. We classify assets as AUM if we have full discretion over the investment decisions in an account or have responsibility or custody of assets. Although management fees are based on a variety of factors and are not linearly correlated with AUM, we believe AUM is a useful metric for assessing the relative size and scope of our asset management business.
Our AUM is calculated as the sum of (i) the net asset value (“NAV”) of client portfolio assets, including the StepStone Funds and (ii) the unfunded commitments of clients to the underlying investments and the StepStone Funds. Our AUM reflects the investment valuations in respect of the underlying investments of our funds and accounts on a three-month lag, adjusted for new client account activity through the period end. Our AUM does not include post-period investment valuation or cash activity. AUM as of June 30, 2023 reflects final data for the prior period (March 31, 2023), adjusted for net new client account activity through June 30, 2023. NAV data for underlying investments is as of March 31, 2023, as reported by underlying managers up to 100 days following March 31, 2023. When NAV data is not available 100 days following March 31, 2023, such NAVs are adjusted for cash activity following the last available reported NAV.
Consolidated Funds refer to the StepStone Funds that we are required to consolidate as of the applicable reporting period. We consolidate funds and other entities in which we hold a controlling financial interest.
Fee-earning AUM, or “FEAUM”, reflects the assets from which we earn management fee revenue (i.e., fee basis) and includes assets in our SMAs, focused commingled funds and assets held directly by our clients for which we have fiduciary oversight and are paid fees as the manager of the assets. Our SMAs and focused commingled funds typically pay management fees based on capital commitments, net invested capital and, in certain cases, NAV, depending on the fee terms. Management fees are only marginally affected by market appreciation or depreciation because substantially all of the StepStone Funds pay management fees based on capital commitments or net invested capital. As a result, management fees and FEAUM are not materially affected by changes in market value.
Legacy Greenspring entities refers to certain entities for which the Company, indirectly through its subsidiaries, became the sole and/or managing member in connection with the Greenspring acquisition.

Private Wealth Transaction refers to new arrangements entered into by which certain members of the StepStone Group Private Wealth LLC (“SPW”) team received a profits interest in SPW and concurrently entered into an option agreement which provides that, (i) we have the right to acquire the profits interest at the end of any fiscal quarter after June 30, 2027, in exchange for payment of a call price and (ii) the SPW management team, through an entity named CH Equity Partners, LLC (formerly known as Conversus Holdings LLC), has the right to put the profits interest to us on June 30, 2026 or at the end of any fiscal quarter thereafter, in exchange for payment of a put price.
SSG refers solely to StepStone Group Inc., a Delaware corporation, and not to any of its subsidiaries.
StepStone Funds refer to focused commingled funds and separately managed accounts of the Company, including acquired Greenspring funds, for which the Partnership or one of its subsidiaries acts as both investment adviser and general partner or managing member.
The Partnership refers solely to StepStone Group LP, a Delaware limited partnership, and not to any of its subsidiaries.
Total capital responsibility equals AUM plus AUA. AUM includes any accounts for which StepStone Group has full discretion over the investment decisions, has responsibility to arrange or effectuate transactions, or has custody of assets. AUA refers to accounts for which StepStone Group provides advice or consultation but for which the firm does not have discretionary authority, responsibility to arrange or effectuate transactions, or custody of assets.
Undeployed fee-earning capital represents the amount of capital commitments to StepStone Funds that has not yet been invested or considered active but will generate management fee revenue once this capital is invested or activated.